UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2015

ARISTOCRAT GROUP CORP.

(Exact name of registrant as specified in its charter)

NV	0-55073	45-2801371
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6671 South Las Vegas Blvd., Suite 210 Las Vegas, NV	89119
(address of principal executive offices)	(zip code)

(702) 761-6866

(registrant’s telephone number, including area code)

495 Grand Blvd., Suite 206
Miramar Beach, FL 32550

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

On October 15, 2015, GBH CPAs, PC of Houston, Texas (“GBH”) informed Aristocrat Group Corp. (the “Company”) that they declined to stand for reappointment as our independent registered public accounting firm. GBH’s report on the financial statements for the years ended July 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

Through the period covered by the financial audit for the years ended July 31, 2014 and 2013 and including its review of the financial statements of the quarterly periods through April 30, 2015, there have been no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of GBH would have caused them to make reference thereto in their report on the financial statements. Through the interim period ended October 15, 2015 (the date GBH informed the Company that they would not stand for reappointment), there have been no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of GBH would have caused them to make reference thereto in their report on the financial statements. During the years ended July 31, 2014 and 2013 and the interim period through October 15, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

We have authorized GBH to respond fully to the inquiries of the successor accountant.

During the years ended July 31, 2014 and 2013 and the interim period through October 15, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K. The Company provided a copy of the foregoing disclosures to GBH prior to the date of the filing of this Report and requested that GBH furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

On October 23, 2015, the Company engaged Malone Bailey LLP of Houston, Texas (“Malone Bailey”) as its new independent registered public accounting firm. During the years ended July 31, 2014 and 2013 and prior to October 23, 2015 (the date Malone Bailey was engaged), we did not consult with Malone Bailey regarding (1) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Malone Bailey, in either case where written or oral advice provided by Malone Bailey would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issued or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively.

ITEM 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Number	Exhibit

16.1	Letter from GBH CPAs, PC, dated November 3, 2015, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aristocrat Group Corp.

Dated: November 4, 2015	/s/ Robert Federowicz
Robert Federowicz
Chief Executive Officer